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                   THIS PAGE MUST BE KEPT WITH THE DOCUMENT

                      FOURTH AMENDMENT TO LOAN AGREEMENT

04/25/97 1:36 pm

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                                                                    Exhibit 10.5

            FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment"), dated as of the 24th day of May, 1996 (the "Amendment Date"), by and among CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P., a Delaware limited partnership (the "Borrower"), TORONTO DOMINION (TEXAS), INC., CHEMICAL BANK, CIBC INC., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, NATIONSBANK, N.A., BANQUE PARIBAS, UNION BANK, CORESTATES BANK, N.A., THE LONG-TERM CREDIT BANK OF JAPAN, LTD., MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION, FLEET BANK, N.A., F/K/A NATWEST BANK N.A., FIRST NATIONAL BANK OF MARYLAND, VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST, BANQUE FRANCAISE DU COMMERCE EXTERIEUR, PRIME INCOME TRUST, SENIOR DEBT PORTFOLIO, AERIES FINANCE LTD. AND ING CAPITAL ADVISORS (together with any financial institution which subsequently becomes a `Bank' under the Loan Agreement, as such term is defined therein, the "Banks"), TORONTO DOMINION (TEXAS), INC. and CHEMICAL BANK, as documentation Agents (collectively, in such capacity, the "Documentation Agents"), TORONTO DOMINION (TEXAS), INC., CHEMICAL BANK, CIBC INC., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, and NATIONSBANK, N.A., as managing agents (collectively, in such capacity, the "Managing Agents"), BANQUE PARIBAS and UNION BANK, as co-agents (collectively, in such capacity, the "Co-Agents"), and TORONTO DOMINION (TEXAS), INC., as administrative agent for the Documentation Agents, the Managing Agents, the Co-Agents and the Banks (the "Administrative Agent," and together with the Documentation Agents, the Managing Agents and the Co-Agents, the "Agents"),

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Agents, the Borrower, and the Banks are parties to that certain Amended and Restated Loan Agreement dated as of September 29, 1995, as amended by that certain First Amendment to Loan Agreement dated as of October 31, 1995, as amended by that certain Second Amendment to Loan Agreement dated as of January 16, 1996, and as amended by that certain Third Amendment to Loan Agreement dated as of March 29, 1996 (as further amended, modified and supplemented from time to time, the "Loan Agreement"); and

     WHEREAS, the Borrower has requested that the Agents and the Banks agree to amend certain provisions of the Loan Agreement to permit the formation of an unrestricted subsidiary and its acquisition of an AM radio station from Belleville Broadcasting Co. and Metro Broadcasting, Inc.; and

     WHEREAS, the Agents and the Banks are willing to consent to such amendments and such other matters as set forth herein on the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     1.   Amendments to Article 1.
          -----------------------

     (a)  Article 1 of the Loan Agreement, Definitions, is hereby further
                                           -----------
amended by adding the following sentence at the end of the existing definition of "Subsidiary":
    ----------

     "For all purposes under this Agreement (except as otherwise set forth herein, with respect to the Borrower, "Subsidiary" or "Subsidiaries" shall
                                            ----------      ------------
     not include the Unrestricted Subsidiary."

     (b)  Article 1 of the Loan Agreement, Definitions, is hereby further
                                           -----------
amended by adding the following definitions in the appropriate alphabetical order:

          "'Unrestricted Subsidiary' shall mean Charter Communications Radio St.
            -----------------------
     Louis, LLC, a Delaware limited liability company. The financial condition and operations of the Unrestricted Subsidiary shall not be consolidated with those of the Borrower and its Subsidiaries for financial reporting and financial covenant purposes herein."

          "`WIBV Acquisition Agreement' shall mean that certain Asset Purchase
            --------------------------
     Agreement dated as of March 16, 1996 among Charter Communications Radio St. Louis, LLC, Belleville Broadcasting Co. and Metro Broadcasting, Inc. with respect to the acquisition by Charter Communications Radio St. Louis, LLC of certain radio station assets of Belleville Broadcasting Co. and Metro Broadcasting, Inc., as such agreement may be amended, modified or supplemented from time to time, together with all exhibits, schedules and appendices thereto, all of which shall be in form and substance satisfactory to the Administrative Agent."

          "`WIBV Assets' shall mean those radio station assets of Belleville
            -----------
     Broadcasting Co. and Metro Broadcasting, Inc. to be acquired by an Unrestricted Subsidiary of the Borrower pursuant to the WIBV Acquisition Agreement."

     2.   Amendments to Article 4.
          -----------------------

     (a) Section 4.1(e) of the Loan Agreement, Business, is hereby amended by
                                               --------
adding the following at the end of existing Section 4.1(e):

     "The Unrestricted Subsidiary is engaged solely in the business of owning and operating an AM radio station."

     (b) Section 4.1(g) of the Loan Agreement, Compliance with Law, is hereby
                                               -------------------
amended by deleting the phrase "The Borrower and its Subsidiaries" and replacing it with the phrase "The Borrower, its Subsidiaries and the Unrestricted Subsidiary".

     (c) Section 4.1(i) of the Loan Agreement, Litigation, is hereby amended by
                                               ----------
adding the phrase "and the Unrestricted Subsidiary" immediately following the word "Subsidiaries" in the fifth line thereof.

     (d) Section 4.1(j) of the Loan Agreement, Taxes, is hereby amended by
                                               -----
deleting existing Section 4.1(j) in its entirety and by substituting the following therefor:

               "(j)  Taxes.  All federal, state and other tax returns of the
                     -----
     Borrower, each of its Subsidiaries and the Unrestricted Subsidiary required by law to be filed have been duly filed and all federal, state and other taxes, including, without limitation, withholding taxes, assessments and other governmental charges or levies required to be paid by the Borrower or any of its Subsidiaries or the Unrestricted Subsidiary or imposed upon the Borrower or any of its Subsidiaries or the Unrestricted Subsidiary or any of their respective properties, income, profits or assets, which are due and payable, have been paid, except any such (x) the payment of which the Borrower or any of its Subsidiaries or the Unrestricted Subsidiary is diligently contesting in good faith by appropriate proceedings, (y) for which adequate reserves have been provided on the books of the Borrower, the Unrestricted Subsidiary or the Subsidiary of the Borrower involved, and
     (z) as to which no Lien other than a Permitted Lien has attached and no foreclosure, distraint, sale or similar proceedings have been commenced. The charges, accruals and reserves on the books of the Borrower and each of its Subsidiaries and the Unrestricted Subsidiary in respect of taxes are, in the judgment of the Borrower, adequate. All pro forma financial information provided to the Agents and the Banks in connection with this Agreement has been based upon reasonable assumptions and prepared in good faith."

     (e) Section 4.1(l) of the Loan Agreement, ERISA, is hereby amended by
                                               -----
adding the following at the end of existing Section 4.1(l):

     "For purposes of this Section 4.1(l), the term `Subsidiaries' shall include the Unrestricted Subsidiary."

     (f) Section 4.1(m) of the Loan Agreement, Compliance with Regulations G, T,
                                               ---------------------------------
U and X, is hereby amended by adding the following at the end of existing
-------
Section 4.1(m):

     "For purposes of this Section 4.1(m), the term `Subsidiaries' shall include the Unrestricted Subsidiary."

     (g) Section 4.1(q) of the Loan Agreement, Accuracy and Completeness of
                                               ----------------------------
Information, is hereby amended by (i) adding the phrase "or the Unrestricted
-----------
Subsidiary" immediately following the word "Subsidiaries" in the third and fourth lines thereof and (ii) adding the phrase "and the Unrestricted Subsidiary" immediately following the word "Subsidiaries" in the tenth line thereof.

     3.   Amendments to Article 5.
          -----------------------

     (a) Section 5.2 of the Loan Agreement, Business; Compliance with Law, is
                                            -----------------------------
hereby amended by adding the following at the end of existing Section 5.2:

     "The Borrower will cause the Unrestricted Subsidiary to (a) engage solely in the business of owning and operating an AM radio station, and (b) comply in all material respects with the requirements of all Applicable Law."

     (b) Section 5.5 of the Loan Agreement, Insurance, is hereby amended by
                                            ---------
adding the phrase "and the Unrestricted Subsidiary" immediately following the word "Subsidiaries" each time it appears therein.

     (c) Section 5.6 of the Loan Agreement, Payment of Taxes and Claims, is
                                            ---------------------------
hereby amended by adding the phrase "and the Unrestricted Subsidiary" immediately following the word "Subsidiaries" in the second and seventeenth lines thereof.

     (d) Section 5.11 of the Loan Agreement, Indemnity, is hereby amended by
                                             ---------
adding the phrase "or the Unrestricted Subsidiary" immediately following the phrase "of the Borrower" in the thirteenth and fifteenth lines thereof.

     4.   Amendments to Article 6.
          -----------------------

     (a) Section 6.5(e) of the Loan Agreement, Copies of Other Reports, is
                                               -----------------------
hereby amended by adding the phrase "or the Unrestricted Subsidiary" immediately following the word "Subsidiaries" in the sixth line thereof.

     (b) Section 6.6(a) of the Loan Agreement, Notice of Litigation and Other
                                               ------------------------------
Matters, is hereby amended by (i) adding the phrase "or the Unrestricted
-------
Subsidiary" immediately following the word "Subsidiaries" in the fourth line thereof and (ii) deleting the phrase "or any Subsidiary of the Borrower" in the sixth line and replacing it with "or its Subsidiaries or the Unrestricted Subsidiary".

     (c) Section 6.6(b) of the Loan Agreement, Notice of Litigation and Other
                                               ------------------------------
Matters, is hereby amended by deleting the phrase "or any Subsidiary of the
-------
Borrower" beginning in the third line and replacing it with "or its Subsidiaries or the Unrestricted Subsidiary".

     5.   Amendments to Article 7.
          -----------------------

     (a) Section 7.4 of the Loan Agreement, Liquidation, Change in Ownership,
                                            ---------------------------------
Disposition or Acquisition of Assets, is hereby amended by deleting subsection
------------------------------------
7.4(b)(iv) in its entirety and by substituting the following therefor:

     "(iv) so long as no Default hereunder then exists or would be caused thereby, loans, advances or investments permitted pursuant to Section 7.6(vii) hereof and acquisitions of cable television systems for a purchase price not to exceed $7,500,000 in the aggregate in any fiscal year and $15,000,000 in the aggregate during the term hereof, plus the aggregate amount of any Excess Cash Flow which, in accordance with Section 7.7(c) hereof, would be permitted to be distributed to the Partners and which are not so distributed,"

     (b) Section 7.6 of the Loan Agreement, Investments, is hereby amended by
                                            -----------
(i) deleting the word "and" immediately before the "(vi)" in the twenty-fifth line thereof and (ii) by adding the following at the end thereof immediately before the period:

     "and (vii) loans or advances to, and other investments in, the Unrestricted Subsidiary, in an aggregate outstanding amount not to exceed $4,000,000 including, without limitation, the acquisition by the Unrestricted Subsidiary of the WBIV Assets pursuant to the WBIV Acquisition Agreement."

     6.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     7.   Governing Law.  This Amendment shall be construed in accordance with
          -------------
and governed by the laws of the State of New York.

     8.   Severability.  Any provision of this Amendment which is prohibited or
          ------------
unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     9.   No Other Amendment or Waiver.  Except for the amendments set forth
          ----------------------------
above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent, the other Agents or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the other Agents and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the other Agents and the Banks, or any of them, at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the other Agents, the Banks, the Majority Banks, or any of them, to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     10.  Representations and Warranties.  The Borrower hereby represents and
          ------------------------------
warrants in favor of the Agents and the Banks as follows:

     (a) The Borrower has the partnership power and authority (i) to enter into this Amendment and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by it;

     (b) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

     (c) The execution and delivery of this Amendment, the performance by the Borrower under the Loan Agreement and the other Loan Documents to which it is a party, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor contravene or be in conflict with the partnership agreement or other similar agreement of the Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is a party or by which any of its assets or properties are or may become bound.

     11.  Conditions Precedent.  The effectiveness of this Amendment is subject
          --------------------
to receipt by the Administrative Agent or the Banks, as appropriate, of each of the following, in form and substance satisfactory to the Administrative Agent and the Banks:

     (a) A certificate, signed by an Authorized Signatory of the Borrower, certifying on the date hereof that there exists no Default under the Loan Agreement, after giving effect to this Amendment, and demonstrating the Borrower's compliance with Sections 7.8, 7.9, 7.10 and 7.15 of the Loan Agreement, after giving effect to this Amendment and the transactions contemplated hereby; and

     (b) All such other documents as the Administrative Agent or any Bank may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so reasonably requested.

     12.  Loan Documents.  This document shall be deemed to be a Loan Document
          --------------
for all purposes.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

  IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.


BORROWER:                     CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P., a
                              Delaware limited partnership

                              By: Its General Partner

                              CCA ACQUISITION CORP., a Delaware corporation


                              By:  /s/  Barry L. Babcock
                                 -------------------------------------------
                                 Its:   Secretary


ADMINISTRATIVE AGENT:         TORONTO DOMINION (TEXAS), INC., as
                              Administrative Agent


                              By:  /s/  Diane Bailey
                                 -------------------------------------------
                                 Its:   Vice President


DOCUMENTATION AGENTS:         TORONTO DOMINION (TEXAS), INC., as a
                              Documentation Agent


                              By:  /s/  Diane Bailey
                                 -------------------------------------------
                                 Its:   Vice President


                              CHEMICAL BANK, as a Documentation
                              Agent


                              By:  /s/  John Huber, III
                                 -------------------------------------------
                                 Its:   Managing Director


                                              FOURTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                                Signature Page 1

MANAGING AGENTS:              TORONTO DOMINION (TEXAS), INC., as a
                              Managing Agent


                              By:  /s/  Diane Bailey
                                 -------------------------------------------
                                 Its:   Vice President


                              CHEMICAL BANK, as a Managing Agent


                              By:  /s/  John J. Huber, III
                                 -------------------------------------------
                                 Its:   Managing Director


                              CIBC INC., as a Managing Agent


                              By:  /s/  Matthew B. Jones
                                 -------------------------------------------
                                 Its:   Vice President

                              CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                              as a Managing Agent


                              By:  /s/  Mark Thorsheim
                                 ---------------------------------------------
                                 Its:   Authorized Signatory


                              NATIONSBANK, N.A., as a Managing Agent


                              By:  /s/  Jennifer Zydney
                                 --------------------------------------------
                                 Its:   Vice President


CO-AGENTS:                    BANQUE PARIBAS, as a Co-Agent


                              By:  /s/  Thomas Brandt
                                 ----------------------------------------------
                                 Its:   Vice President

                              By:  /s/  John J. Acker
                                 ----------------------------------------------
                                 Its:   Vice President


                              UNION BANK, as a Co-Agent



                                              FOURTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                                Signature Page 2

                             /s/ Michael K. McShane
                         By:______________________________________________
                             Its: Vice President


BANKS:                   TORONTO DOMINION (TEXAS), INC., as a
                         Bank

                             /s/ Diane Bailey
                         By:______________________________________________
                             Its: Vice President


                         CHEMICAL BANK, as a Bank

                             /s/ John J. Huber, III
                         By:______________________________________________
                             Its: Managing Director


                         CIBC INC., as a Bank

                             /s/ Matthew B. Jones
                         By:______________________________________________
                             Its: Vice President

                         CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                         as a Bank

                             /s/ Mark Thorsheim
                         By:______________________________________________
                             Its: Authorized Signatory


                         NATIONSBANK, N.A., as a Bank

                             /s/ Jennifer Zydney
                         By:______________________________________________
                             Its: Vice President


                         BANQUE PARIBAS, as a Bank

                             /s/ Thomas Brandt
                         By:______________________________________________
                             Its: Vice President

                             /s/ John J. Acker
                         By:______________________________________________
                             Its: Vice President




                                              FOURTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                                Signature Page 3

                         UNION BANK, as a Bank

                             /s/ Matthew K. McShane
                         By:______________________________________________
                             Its: Vice President


                         CORESTATES BANK, N.A., as a Bank

                             Anthony B. Parisi
                         By:______________________________________________
                             Its: Vice President


                         THE LONG-TERM CREDIT BANK OF JAPAN,
                         LTD., as a Bank

                             /s/ Armund Schoen, Jr.
                         By:______________________________________________
                             Its: Vice President and Deputy General Manager


                         MERCANTILE BANK OF ST. LOUIS
                         NATIONAL ASSOCIATION, as a Bank

                             /s/ Gregory D. Knudsen
                         By:______________________________________________
                             Its: Vice President


                         FLEET BANK, N.A., f/k/a NatWest Bank N.A., as a Bank

                             /a/ Adam Bester
                         By:______________________________________________
                             Its: Vice President


                         FIRST NATIONAL BANK OF MARYLAND, as a Bank

                             /s/ Mark D. Jones
                         By:______________________________________________
                             Its: Senior Vice President


                         VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST, as a Bank

                             /s/ Jeffrey Maillet
                         By:______________________________________________
                             Its: Senior Vice President



                                              FOURTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                                Signature Page 4

                         BANQUE FRANCAISE DU COMMERCE EXTERIEUR, as a Bank

                             /s/ Brian J. Cumberland
                         By:______________________________________________
                             Its: Assistant Treasurer

                             /s/ Frederick K. Kammler
                         By:______________________________________________
                             Its: Vice President


                         PRIME INCOME TRUST, as a Bank

                             /s/ Rafael Scolari
                         By:______________________________________________
                             Its: Vice President - Portfolio Manager


                         SENIOR DEBT PORTFOLIO, as a Bank
                         By: Boston Management and Research, as Investment
                             Advisor

                             [blank]
                         By:______________________________________________
                             Its: [blank]


                         AERIES FINANCE LTD., as a Registered Noteholder

                             /s/ Ian D. Moore
                         By:______________________________________________
                             Its: Director




                                              FOURTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                                Signature Page 5

                         ING CAPITAL ADVISORS, as a Bank

                             /s/ Kathleen A. Lenarcic
                         By:______________________________________________
                             Its: Vice President



                                              FOURTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                                Signature Page 6